UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

VALIC COMPANY I

(Exact Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies: ___________________________________________________________________________________
	(2)	Aggregate number of securities to which transaction applies: ___________________________________________________________________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

___________________________________________________________________________________

	(4)	Proposed maximum aggregate value of transaction: ___________________________________________________________________________________
	(5)	Total fee paid: ___________________________________________________________________________________
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: ___________________________________________________________________________________
	(2)	Form, Schedule or Registration Statement No.: ___________________________________________________________________________________
	(3)	Filing Party: ___________________________________________________________________________________
	(4)	Date Filed: ___________________________________________________________________________________

Solicitation Script

VALIC COMPANY I & VALIC COMPANY II

Inbound Info Agent Only

Meeting Date: April 5, 2021

Toll Free Number: 833-670-0696

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for the VALIC COMPANY I & VALIC COMPANY II proxy statement. My name is <Agent Name>. How may I assist you today?

Proposal Questions/unsure of Voting:

Would you like me to review the proposals with you? <Once questions have been answered using the proxy materials provided, review the voting options available.>

Request for Material:

Mr./Ms. <shareholder’s last name>, I can have another proxy statement sent to you via e-mail. Please provide your complete e-mail address.

Should you have any questions once you have received and reviewed the material, please contact us at 833-670-0696 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m., Eastern Time.

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To vote by Internet

1) Read the Proxy Statement and have the proxy card or voting instruction card at hand.

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4) Return the proxy card or voting instruction card in the preaddressed, postage paid envelope provided.

To attend and vote at the Virtual Shareholder Meeting

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2 | Page

VALIC COMPANY I

Value Fund
Large Cap Value Fund (VALIC Company II)

Joint Special Meeting of Shareholders

Record Date: January 11, 2021	Mail Date: February 5, 2021
Meeting Info Monday, April 5, 2021 at 4:00 p.m. EST https://viewproxy.com/AIG/broadridgevsm2/. Name, email and 16# are required before 5:00 p.m. EST Friday April 2, 2021.
VALIC Funds: 1-800-445-7862	Broadridge Inbound Line: 1-833-970-2875

Target Fund Name	CUSIP	Acquiring Fund Name	CUSIP
VALIC Co I Value	91915R103	VALIC Co I Systematic Value	91915R699
VALIC Co II Large Cap Value	91915T703	VALIC Co I Systematic Value	91915R699

Proposal

1.	The shareholders of each Target Fund are being asked to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization relating to their Target Fund, pursuant to which the Target Fund will transfer all of its assets to the Systematic Value Fund (the ‘‘Acquiring Fund’’), a series of VC I, in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its shares in complete liquidation thereof;
2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board recommends that you vote FOR the proposal

1

VALIC COMPANY I

Value Fund
Large Cap Value Fund (VALIC Company II)

Joint Special Meeting of Shareholders

Proposal 1

Value Fund and Acquiring Fund. Each of the Value Fund and the Acquiring Fund invest principally in value equity securities. The Value Fund invests in common stocks of companies that the Subadvisor has identified as financially sound but out-of-favor that provide above-average potential total returns and sell at below-average price/earnings multiples. The Value Fund employs a bottom-up approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The Value Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range, though the portfolio manager currently focuses on securities of large-cap companies. The Acquiring Fund invests primarily in equity securities of U.S. large- and mid-cap companies. Companies are determined to be large- or mid-cap based on the inclusion of their equity securities in the MSCI USA Value Index, whose constituents are companies that exhibit certain value qualities, as defined by the index provider, such as lower price-to-book ratios, lower prices relative to forecasted earnings, and higher dividend yields. The Subadvisor employs a proprietary, dynamic multi-factor approach to managing the Fund’s assets that is based on quantitative and qualitative research and analysis. Both Funds are diversified.

Large Cap Value Fund and Acquiring Fund. Each of the Large Cap Value Fund and the Acquiring Fund invest principally in value equity securities. The Large Cap Value Fund invests, under normal circumstances, at least 80% of net assets in a portfolio comprised of equity securities of large market capitalization companies traded in the U.S. that are deemed to be attractive by the portfolio management team. With respect to the Large Cap Value Fund, Mellon’s investment process is driven by fundamental security analysis, combining traditional value measures with analysis of business improvement, and Perkins looks for stocks that have recently underperformed, with strong balance sheets and solid recurring free cash flows. The Acquiring Fund invests primarily in equity securities of U.S. large- and mid-cap companies. Companies are determined to be large- or mid-cap based on the inclusion of their equity securities in the MSCI USA Value Index, whose constituents are companies that exhibit certain value qualities, as defined by the index provider, such as lower price-to-book ratios, lower prices relative to forecasted earnings, and higher dividend yields. The Subadvisor employs a proprietary, dynamic multi-factor approach to managing the Fund’s assets that is based on quantitative and qualitative research and analysis. Both Funds are diversified.

2

VALIC COMPANY I

Value Fund
Large Cap Value Fund (VALIC Company II)

Joint Special Meeting of Shareholders

QUESTIONS AND ANSWERS

Q: How will the Reorganizations affect me?

A: If shareholders of a Target Fund approve the proposed Reorganization, all of the assets and liabilities of the Target Fund will, in effect, be combined with those of the Acquiring Fund. Shares of the Target Fund will be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. Your Contract, Plan or IRA value immediately before the Reorganization will be the same as your Contract, Plan or IRA value immediately following completion of the Reorganization; however, you will no longer own shares of your Target Fund but will own shares of the Acquiring Fund. After the completion of the Reorganization, you will own a smaller percentage of the Acquiring Fund than you did of the Target Fund because the combined fund will be significantly larger than each of the Target Funds.

Q: Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A: No. However, you will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization relating to your Target Fund. The number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Fund and the Acquiring Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the Acquiring Fund is lower than the net asset value of a share of the relevant Target Fund, you will receive a greater number of shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of a share of the relevant Target Fund, you will receive fewer shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the applicable Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization. Shareholders are entitled to one vote for each share or unit held on the Record Date.

Q: Will my privileges as a shareholder change after the Reorganization?

A: Your rights as a shareholder will not change in any way as a result of the Reorganization relating to your Target Fund, but you will be a shareholder of the Acquiring Fund, which is a separate series of VC I.

3

VALIC COMPANY I

Value Fund
Large Cap Value Fund (VALIC Company II)

Joint Special Meeting of Shareholders

Q: Who will advise the Acquiring Fund once the Reorganizations are completed?

A: As you know, each Target Fund is advised by VALIC. The Acquiring Fund is also advised by VALIC and will continue to be advised by VALIC once the Reorganizations are completed. The table below sets forth the subadviser(s) for each of the Funds.

Fund	Subadviser(s)	Sub-Subadviser
Value Fund	Wellington Management Company LLP (“Wellington”)
Large Cap Value Fund	Janus Capital Management LLC Mellon Investments Corporation	Perkins Investment Management, LLC
Acquiring Fund	Wellington

It is anticipated that Wellington will continue to serve as subadviser to the Acquiring Fund following the completion of the Reorganizations.

Q: How will the Reorganizations affect Fund expenses?

A: Following the Reorganizations, the gross and net operating expense ratios of the combined fund are expected to be lower than the current gross and net operating expense ratios of teach Target Fund. For more detailed information about each Fund’s operating expense ratios, see “Summary—Fees and Expenses” in the Combined Prospectus/Proxy Statement.

Q: What happens to my account if the Reorganization is approved?

A: You will not need to take any further action. If the Reorganization relating to your Target Fund is approved, your shares of the Target Fund automatically will be converted into shares of the Acquiring Fund on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q: Will the Reorganization create a taxable event for me?

A: No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

While the portfolio managers of the Acquiring Fund do not anticipate disposing of a material portion of either Target Fund’s holdings following the closing of the Reorganizations, they do anticipate requesting the disposition of a substantial portion of the holdings of each Target Fund in preparation for the applicable Reorganization. The purpose of these sales is to align the holdings of each Target Fund with that of the Acquiring Fund prior to the closing of the Reorganization and to minimize any tax effects and

4

VALIC COMPANY I

Value Fund
Large Cap Value Fund (VALIC Company II)

Joint Special Meeting of Shareholders

transaction costs to Acquiring Fund shareholders in connection with the realignments. During this period, each Target Fund may deviate from its principal investment strategies. VALIC has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of each of the Value Fund’s portfolio and the Large Cap Value Fund’s portfolio prior to its respective Reorganization will be approximately $31,209 and $71,642, respectively, or, based on shares outstanding as of August 31, 2020, $0.004 per share and $0.005 per share, respectively. Each Target Fund will pay the transaction costs relating to the realignment of its portfolio prior to the Reorganization. The realignment of a Target Fund’s portfolio will only occur if its respective Reorganization is approved by shareholders.

Q: When will the Reorganization occur?

A: If approved by shareholders, each Reorganization is expected to occur during the second quarter of 2021. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Fund’s shareholders.

5

VALIC COMPANY I

CORE EQUITY FUND

LARGE CAP CORE FUND

Joint Special Meeting of Shareholders

Record Date: January 11, 2021	Mail Date: February 5, 2021
Meeting Info Monday, April 5, 2021 at 4:00 p.m. EST https://viewproxy.com/AIG/broadridgevsm2/. Name, email and 16-digit Control Number are required before 5:00 p.m. EST Friday April 2, 2021.
VALIC Funds: 1-800-445-7862	Broadridge Inbound Line: 1-833-970-2875

Target Fund Name	CUSIP	Acquiring Fund Name	CUSIP
VALIC Co I Core Equity	91915R830	VALIC Co I Systematic Core	91915R509
VALIC Co I Large Cap Core	91915R657	VALIC Co I Systematic Core	91915R509

Proposal

1.	The shareholders of each Target Fund are being asked to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization relating to their Target Fund, pursuant to which the Target Fund will transfer all of its assets to the Systematic Core Fund (the ‘‘Acquiring Fund’’), a series of VC I, in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its shares in complete liquidation thereof;
2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board recommends that you vote FOR the proposal

1

VALIC COMPANY I

CORE EQUITY FUND

LARGE CAP CORE FUND

Joint Special Meeting of Shareholders

Proposal 1

Core Equity Fund and Acquiring Fund. Each of the Core Equity Fund and the Acquiring Fund invest principally in large-cap equity securities. The Core Equity Fund invests primarily in quality large-cap companies with long-term growth potential. The Core Equity Fund invests, under normal circumstances, at least 80% of its net assets, at the time of purchase, in equity securities, consisting primarily of common stocks. The Acquiring Fund seeks to achieve a higher risk-adjusted performance than the Russell 1000® Index (the ‘‘Index’’) over the long term through a proprietary selection process employed by the Fund’s Subadvisor. As of June 30, 2020, the median market capitalization of a company in the Russell 1000® Index was approximately $10 billion and the dollar-weighted average capitalization of the companies in the Russell 1000® Index was approximately $348 billion. The Acquiring Fund primarily invests in common stock of U.S. large capitalization companies included in the Index. The Subadvisor uses a rules-based methodology that emphasizes quantitatively-based stock selection and portfolio construction and efficient implementation. The Acquiring Fund seeks to capture common sources of active equity returns, including the following factors: value (i.e., how attractively a stock is priced relative to its ‘‘fundamentals,’’ such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Both Funds are diversified.

Large Cap Core Fund and Acquiring Fund. Each of the Large Cap Core Fund and the Acquiring Fund invest principally in large-cap equity securities. The Large Cap Core Fund invests, under normal circumstances, at least 80% of its net assets in the common stocks of large-cap U.S. companies. The Large Cap Core Fund invests in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that Columbia believes are undervalued and have the potential for long-term growth and current income. In addition, the Fund may invest up to 20% of its net assets in foreign securities, including depositary receipts. The Acquiring Fund seeks to achieve a higher risk-adjusted performance than the Index over the long term through a proprietary selection process employed by the Fund’s Subadvisor. As of June 30, 2020, the median market capitalization of a company in the Russell 1000® Index was approximately $10 billion and the dollar-weighted average capitalization of the companies in the Russell 1000® Index was approximately $348 billion. The Acquiring Fund primarily invests in common stock of U.S. large capitalization companies included in the Index. The Subadvisor uses a rules-based methodology that emphasizes quantitatively-based stock selection and portfolio construction and efficient implementation. The Acquiring Fund seeks to capture common sources of active equity returns, including the following factors: value (i.e., how attractively a stock is priced relative to its ‘‘fundamentals,’’ such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Both Funds are diversified.

2

VALIC COMPANY I

CORE EQUITY FUND

LARGE CAP CORE FUND

Joint Special Meeting of Shareholders

QUESTIONS AND ANSWERS

Q: How will the Reorganizations affect me?

A: If shareholders of a Target Fund approve the proposed Reorganization, all of the assets and liabilities of the Target Fund will, in effect, be combined with those of the Acquiring Fund. Shares of the Target Fund will be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. Your Contract, Plan or IRA value immediately before the Reorganization will be the same as your Contract, Plan or IRA value immediately following completion of the Reorganization; however, you will no longer own shares of your Target Fund but will own shares of the Acquiring Fund. After the completion of the Reorganization, you will own a smaller percentage of the Acquiring Fund than you did of the Target Fund because the combined fund will be significantly larger than each of the Target Funds.

Q: Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A: No. However, you will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization relating to your Target Fund. The number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Fund and the Acquiring Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the Acquiring Fund is lower than the net asset value of a share of the relevant Target Fund, you will receive a greater number of shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of a share of the relevant Target Fund, you will receive fewer shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the applicable Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization. Shareholders are entitled to one vote for each share or unit held on the Record Date.

Q: Will my privileges as a shareholder change after the Reorganization?

A: Your rights as a shareholder will not change in any way as a result of the Reorganization relating to your Target Fund, but you will be a shareholder of the Acquiring Fund, which is a separate series of VC I. The shareholder services available to you after the applicable Reorganization will be identical.

3

VALIC COMPANY I

CORE EQUITY FUND

LARGE CAP CORE FUND

Joint Special Meeting of Shareholders

Q: Who will advise the Acquiring Fund once the Reorganizations are completed?

A: As you know, each Target Fund is advised by VALIC. The Acquiring Fund is also advised by VALIC and will continue to be advised by VALIC once the Reorganizations are completed. The table below sets forth each of the Funds.

Fund	Subadvisor
Core Equity Fund	BlackRock Investment Management, LLC
Large Cap Core Fund	Columbia Management Investment Advisers, LLC
Acquiring Fund	Goldman Sachs Asset Management L.P. (“GSAM”)

It is anticipated that GSAM will continue to serve as subadvisor to the Acquiring Fund following the completion of the Reorganizations.

Q: How will the Reorganizations affect Fund expenses?

A: Following the Reorganizations, the net operating expense ratio of the combined fund is expected to be lower than the current net operating expense ratio of each Target Fund, and the gross operating expense ratio of the combined fund is expected to be lower than the current gross operating expense ratio of the Core Equity Fund, but slightly higher than the current gross operating expense ratio of the Large Cap Core Fund. For more detailed information about each Fund’s operating expense ratios, see ‘‘Summary—Fees and Expenses’’ in the Combined Prospectus/Proxy Statement.

Q: What happens to my account if the Reorganization is approved?

A: You will not need to take any further action. If the Reorganization relating to your Target Fund is approved, your shares of the Target Fund automatically will be converted into shares of the Acquiring Fund on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q: Will the Reorganization create a taxable event for me?

A: No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

While the portfolio managers of the Acquiring Fund do not anticipate disposing of a material portion of either Target Fund’s holdings following the closing of the Reorganizations, they do anticipate requesting the disposition of a substantial portion of the holdings of the Core Equity Fund and a majority of the holdings of the Large Cap Core Fund in preparation for the applicable Reorganization. The purpose of

4

VALIC COMPANY I

CORE EQUITY FUND

LARGE CAP CORE FUND

Joint Special Meeting of Shareholders

these sales is to align the holdings of each Target Fund with that of the Acquiring Fund prior to the closing of the Reorganization and to minimize any tax effects and transaction costs to Acquiring Fund shareholders in connection with the realignments. During this period, each Target Fund may deviate from its principal investment strategies. VALIC has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of each of the Core Equity Fund’s portfolio and the Large Cap Core Fund’s portfolio prior to its respective Reorganization will be approximately $61,682 and $28,104, respectively, or, based on shares outstanding as of August 31, 2020, $0.006 per share and $0.002 per share, respectively. Each Target Fund will pay the transaction costs relating to the realignment of its portfolio prior to the Reorganization. The realignment of a Target Fund’s portfolio will only occur if its respective Reorganization is approved by shareholders.

Q: When will the Reorganization occur?

A: If approved by shareholders, each Reorganization is expected to occur during the second quarter of 2021. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Fund’s shareholders.

5

VALIC COMPANY I

MID CAP GROWTH FUND (VALIC Company II)

SMALL-MID GROWTH FUND

Joint Special Meeting of Shareholders

Record Date: January 11, 2021	Mail Date: February 5, 2021
Meeting Info Monday, April 5, 2021 at 4:00 p.m. EST https://viewproxy.com/AIG/broadridgevsm2/. Name, email and 16-digit Control Number are required before 5:00 p.m. EST Friday April 2, 2021.
VALIC Funds: 1-800-445-7862	Broadridge Inbound Line: 1-833-970-2875

Target Fund Name	CUSIP	Acquiring Fund Name	CUSIP
VALIC Co I Small-Mid Growth	91915R624	VALIC Co I Mid Cap Strategic Growth	91915R715
VALIC Co II Mid Cap Growth	91915T802	VALIC Co I Mid Cap Strategic Growth	91915R715

Proposal

1.	The shareholders of each Target Fund are being asked to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization relating to their Target Fund, pursuant to which the Target Fund will transfer all of its assets to the Mid Cap Strategic Growth Fund (the ‘‘Acquiring Fund’’), a series of VC I, in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its shares in complete liquidation thereof.
2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board recommends that you vote FOR the proposal

1

VALIC COMPANY I

MID CAP GROWTH FUND (VALIC Company II)

SMALL-MID GROWTH FUND

Joint Special Meeting of Shareholders

Proposal 1

Mid Cap Growth Fund and Acquiring Fund.

Each of the Mid Cap Growth Fund and the Acquiring Fund invest principally in mid-cap ‘‘growth’’ equity securities. The Mid Cap Growth Fund invests, under normal circumstances, at least 80% of net assets in the equity securities and equity related instruments of mid-cap companies. Generally, for the Mid Cap Growth Fund, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. The Acquiring Fund invests, under normal circumstances, at least 80% of the Fund’s net assets in common stocks of mid-cap companies. Generally, for the Acquiring Fund, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Growth Index to the market capitalization of the largest company in the Russell Midcap® Growth Index during the most recent 12-month period. Both Funds are diversified.

Small-Mid Growth Fund and Acquiring Fund.

Each of the Small-Mid Growth Fund and the Acquiring Fund invest principally in ‘‘growth’’ equity securities. The Small-Mid Growth Fund invests, under normal circumstances, at least 80% of net assets in equity securities of small- and mid-cap companies located in domestic (U.S.) markets. Generally, small- and mid-cap companies include companies whose market capitalizations, at the time of purchase, are within the range of the market capitalizations of companies constituting the Russell 2000® Growth Index and the Russell Midcap® Growth Index. The Acquiring Fund invests, under normal circumstances, at least 80% of the Fund’s net assets in common stocks of mid-cap companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Growth Index to the market capitalization of the largest company in the Russell Midcap® Growth Index during the most recent 12-month period. Both Funds are diversified.

2

VALIC COMPANY I

MID CAP GROWTH FUND (VALIC Company II)

SMALL-MID GROWTH FUND

Joint Special Meeting of Shareholders

QUESTIONS AND ANSWERS

Q: How will the Reorganizations affect me?

A: If shareholders of a Target Fund approve the proposed Reorganization, all of the assets and liabilities of the Target Fund will, in effect, be combined with those of the Acquiring Fund. Shares of the Target Fund will be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. Your Contract, Plan or IRA value immediately before the Reorganization will be the same as your Contract, Plan or IRA value immediately following completion of the Reorganization; however, you will no longer own shares of your Target Fund but will own shares of the Acquiring Fund. After the completion of the Reorganization, you will own a smaller percentage of the Acquiring Fund than you did of the Target Fund because the combined fund will be significantly larger than each of the Target Funds.

Q: Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A: No. However, you will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization relating to your Target Fund. The number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Fund and the Acquiring Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the Acquiring Fund is lower than the net asset value of a share of the relevant Target Fund, you will receive a greater number of shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of a share of the relevant Target Fund, you will receive fewer shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the applicable Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization. Shareholders are entitled to one vote for each share or unit held on the Record Date.

Q: Will my privileges as a shareholder change after the Reorganization?

A: Your rights as a shareholder will not change in any way as a result of the Reorganization relating to your Target Fund, but you will be a shareholder of the Acquiring Fund, which is a separate series of VC I.

Q: Who will advise the Acquiring Fund once the Reorganizations are completed?

3

VALIC COMPANY I

MID CAP GROWTH FUND (VALIC Company II)

SMALL-MID GROWTH FUND

Joint Special Meeting of Shareholders

A: As you know, each Target Fund is advised by VALIC. The Acquiring Fund is also advised by VALIC and will continue to be advised by VALIC once the Reorganizations are completed. The table below sets forth the subadviser(s) for each of the Funds.

Fund	Subadviser(s)
Small-Mid Growth Fund	Goldman Sachs Asset Management L. P
Mid-Cap Growth Fund	Wellington Management Company LLP.
Acquiring Fund	Janus Capital Management LLC (“Janus”) Allianz Global Investors U.S. LLC (“AllianzGI” and together with Janus, the “Subadvisers”)

It is anticipated that the Subadvisers will continue to serve as subadvisers to the Acquiring Fund following the completion of the Reorganization.

Q: How will the Reorganizations affect Fund expenses?

A: Following the Reorganizations, the gross and net operating expense ratios of combined funds are expected to be lower than the current gross and net operating expense ratios of each Target Fund. For more detailed information about each Fund’s operating expense ratios, see ‘‘Summary—Fees and Expenses’’ in the Combined Prospectus/Proxy Statement.

Q: What happens to my account if the Reorganization is approved?

A: You will not need to take any further action. If the Reorganization relating to your Target Fund is approved, your shares of the Target Fund automatically will be converted into shares of the Acquiring Fund on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q: Will the Reorganization create a taxable event for me?

A: No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

While the portfolio managers of the Acquiring Fund do not anticipate disposing of a material portion of either Target Fund’s holdings following the closing of the Reorganizations, they do anticipate requesting the disposition of a majority of the holdings of each Target Fund in preparation for the applicable Reorganization. The purpose of these sales is to align the holdings of each Target Fund with that of the Acquiring Fund prior to the closing of the Reorganization and to minimize any tax effects and transaction costs to Acquiring Fund shareholders in connection with the realignment. During this period, each Target

4

VALIC COMPANY I

MID CAP GROWTH FUND (VALIC Company II)

SMALL-MID GROWTH FUND

Joint Special Meeting of Shareholders

Fund may deviate from its principal investment strategies. VALIC has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of each of the Mid Cap Growth Fund’s portfolio and the Small-Mid Growth Fund’s portfolio prior to its respective Reorganization will be approximately $65,840 and $26,926, respectively, or, based on shares outstanding as of August 31, 2020, $0.003 per share for each Target Fund. Each Target Fund will pay the transaction costs relating to the realignment of its portfolio prior to the Reorganization. The realignment of a Target Fund’s portfolio will only occur if its respective Reorganization is approved by shareholders.

Q: When will the Reorganization occur?

A: If approved by shareholders, each Reorganization is expected to occur during the second quarter of 2021. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Fund’s shareholders.

5

VALIC COMPANY I

Health Sciences Fund
Science and Technology Fund

Special Meeting of Shareholders

Record Date: January 11, 2021	Mail Date: February 5, 2021
Meeting Info Monday, April 5, 2021 at 4:00 p.m. EST https://viewproxy.com/AIG/broadridgevsm2/. Name, email and 16# are required before 5:00 p.m. EST Friday April 2, 2021.
VALIC Funds: 1-800-445-7862	Broadridge Inbound Line: 1-833-970-2875

Target Fund Name	CUSIP	Acquiring Fund Name	CUSIP
VALIC Co I Health Sciences	91915R756	VALIC Co I Science & Technology	91915R749

Proposals

1.	The shareholders of the Target Fund are being asked to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization relating to the Target Fund, pursuant to which the Target Fund will transfer all of its assets to the Science & Technology Fund (the ‘‘Acquiring Fund’’), a series of VC I, in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its shares in complete liquidation thereof;
2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board recommends that you vote FOR the proposal

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VALIC COMPANY I

Health Sciences Fund
Science and Technology Fund

Special Meeting of Shareholders

Proposal 1

Target Fund and Acquiring Fund. Each of the Target Fund and the Acquiring Fund invest principally in equity securities. The Target Fund invests, under normal circumstances, at least 80% of its net assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed ‘‘health sciences’’), while the Acquiring Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from development, advancement, and use of science and/or technology. Acquiring Fund investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Acquiring Fund may invest in suitable technology companies through initial public offerings(‘‘IPOs’’), and a portion of the Acquiring Fund’s returns may be attributable to the Fund’s investments in IPOs. While the Target Fund can invest in companies of any size, the majority of its assets are expected to be invested in large and mid-cap companies. The Target Fund may invest up to 35% of its total assets in foreign stocks and the Acquiring Fund may invest up to 50% of its total assets in foreign securities, which, in each case, include non-dollar denominated securities traded outside the U.S. In addition, the Acquiring Fund has the ability to invest up to 30% of its total assets in companies organized or headquartered in emerging market countries, but no more than 20% of its total assets may be invested in any one emerging market country.

Both Funds are currently diversified; however, the shareholders of the Acquiring Fund are being asked to approve a change to the Acquiring Fund’s status from diversified to non-diversified at a meeting to be held on March 9, 2021. Fund will be diversified and the Acquiring Fund will be non-diversified at the closing of the Reorganization.

QUESTIONS AND ANSWERS

Q: How will the Reorganization affect me?

A: If shareholders of the Target Fund approve the proposed Reorganization, all of the assets and liabilities of the Target Fund will, in effect, be combined with those of the Acquiring Fund. Shares of the Target Fund will be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. Your Contract, Plan or IRA value immediately before the Reorganization will be the same as your Contract, Plan or IRA value immediately following completion of the Reorganization; however, you will no longer own shares of the Target Fund but will own shares of the Acquiring Fund. After the completion of the Reorganization, you will own a smaller percentage of the

2

VALIC COMPANY I

Health Sciences Fund
Science and Technology Fund

Special Meeting of Shareholders

Acquiring Fund than you did of the Target Fund because the combined fund will be significantly larger than the Target Fund.

Q: Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

A: No. However, you will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization. The number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the Acquiring Fund is lower than the net asset value of a share of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of a share of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of the Target Fund shares immediately prior to the Reorganization. Shareholders are entitled to one vote for each share or unit held on the Record Date.

Q: Will my privileges as a shareholder change after the Reorganization?

A: Your rights as a shareholder will not change in any way as a result of the Reorganization, but you will be a shareholder of the Acquiring Fund, which is a separate series of VC I. The shareholder services available to you after the Reorganization will be identical.

Q: Who will advise the Acquiring Fund once the Reorganization is completed?

A: As you know, the Target Fund is advised by VALIC. The Acquiring Fund is also advised by VALIC and will continue to be advised by VALIC once the Reorganization is completed. The table below sets the subadviser(s) for each of the Funds.

Fund	Subadviser(s)
Target Fund	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Acquiring Fund	Allianz Global Investors U.S. LLC (“AllianzGI”) T. Rowe Price
Wellington Management Company LLP (“Wellington,” and together with AllianzGI and T. Rowe Price, the “Subadvisers”)
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VALIC COMPANY I

Health Sciences Fund
Science and Technology Fund

Special Meeting of Shareholders

It is anticipated that the Subadvisers will continue to serve as subadvisers to the Acquiring Fund following the completion of the Reorganization.

Q: How will the Reorganization affect Fund expenses?

A: Following the Reorganization, the combined fund’s projected total annual operating expenses are expected to be below the current gross and net operating expense ratios of the Target Fund. For more detailed information about each Fund’s operating expense ratios, see ‘‘Summary—Fees and Expenses’’ in the Combined Prospectus/Proxy Statement.

Q: What happens to my account if the Reorganization is approved?

A: You will not need to take any further action. If the Reorganization is approved, your shares of the Target Fund automatically will be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q: Will the Reorganization create a taxable event for me?

A: No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization. While the portfolio managers of the Acquiring Fund do not anticipate disposing of a material portion of the Target Fund’s holdings following the closing of the Reorganization, they do anticipate requesting the disposition of substantially all of the holdings of the Target Fund in preparation for the Reorganization. The purpose of these sales is to align the holdings of the Target Fund with that of the Acquiring Fund prior to the closing of the Reorganization and to minimize any tax effects and transaction costs to Acquiring Fund shareholders in connection with the realignment. During this period, the Target Fund may deviate from its principal investment strategies. VALIC has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $312,345 or, based on shares outstanding as of August 31, 2020, $0.009 per share. The Target Fund will pay the transaction costs relating to the realignment of its portfolio prior to the Reorganization.

4

VALIC COMPANY I

Health Sciences Fund
Science and Technology Fund

Special Meeting of Shareholders

Q: When will the Reorganization occur?

A: If approved by shareholders, the Reorganization is expected to occur during the second quarter of 2021. The Reorganization will not take place if the Reorganization is not approved by the Target Fund’s shareholders.

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